                                                                    EXHIBIT 99.8


CASE NAME:    KEVCO DISTRIBUTION, LP                               ACCRUAL BASIS

CASE NUMBER:  401-40789-BJH-11

JUDGE:        BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------


                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2001
                                         ------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Wilford W. Simpson                                           TREASURER
---------------------------------------                   ----------------------
Original Signature of Responsible Party                            Title

WILFORD W. SIMPSON                                             JULY 5, 2001
---------------------------------------                   ----------------------
Printed Name of Responsible Party                                  Date


PREPARER:


/s/ Dennis S. Faulkner                                      DEBTOR'S ACCOUNTANT
---------------------------------------                   ----------------------
Original Signature of Preparer                                     Title

DENNIS S. FAULKNER                                             JULY 5, 2001
---------------------------------------                   ----------------------
Printed Name of Preparer                                           Date

CASE NAME:    KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 1

CASE NUMBER:  401-40789-BJH-11


COMPARATIVE BALANCE SHEET

                                                               SCHEDULED           MONTH
ASSETS                                                           AMOUNT           MAY-01            MONTH        MONTH
------                                                           ------           ------            -----        -----

1.       Unrestricted Cash (FOOTNOTE)                             41,421                 28
2.       Restricted Cash
3.       Total Cash                                               41,421                 28
4.       Accounts Receivable (Net)                            17,545,859            521,420
5.       Inventory (FOOTNOTE)                                 27,611,039         11,965,623
6.       Notes Receivable
7.       Prepaid Rent                                            236,697            236,093
8.       Other (Attach List)                                     303,392            261,378
9.       Total Current Assets                                 45,738,408         12,984,542
10.      Property, Plant & Equipment                          22,049,500         18,328,270
11.      Less: Accumulated Depreciation/Depletion             (6,151,901)        (5,345,901)
12.      Net Property, Plant & Equipment (FOOTNOTE)           15,897,599         12,982,369
13.      Due From Insiders
14.      Other Assets - Net of Amortization (Attach List)      5,741,869          6,153,746
15.      Other (Attach List)                                 100,961,429        124,349,916
16.      Total Assets                                        168,339,305        156,470,573

POST PETITION LIABILITIES

17.      Accounts Payable                                                         2,866,276
18.      Taxes Payable                                                              419,675
19.      Notes Payable
20.      Professional Fees
21.      Secured Debt
22.      Other (Attach List)                                                      3,184,091
23.      Total Post Petition Liabilities                                          6,470,042

PRE PETITION LIABILITIES

24.      Secured Debt (FOOTNOTE)                              75,885,064         38,219,089
25.      Priority Debt (FOOTNOTE)                              1,412,879
26.      Unsecured Debt                                       19,966,456         19,688,781
27.      Other (Attach List)                                 243,205,150        244,988,081
28.      Total Pre Petition Liabilities                      340,469,549        302,895,951
29.      Total Liabilities                                   340,469,549        309,365,993

EQUITY

30.      Pre Petition Owners' Equity                                           (172,130,244)
31.      Post Petition Cumulative Profit Or (Loss)                              (16,710,316)
32.      Direct Charges To Equity (FOOTNOTE)                                     35,945,140
33.      Total Equity                                                          (152,895,420)
34.      Total Liabilities and Equity                                           156,470,573

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO DISTRIBUTION, LP                            SUPPLEMENT TO

CASE NUMBER:  401-40789-BJH-11                                ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                                  SCHEDULED              MONTH
ASSETS                                                              AMOUNT              MAY-01         MONTH         MONTH
------                                                            ---------             ------         -----         -----

A.        Inventory Vendor Deposit                                 130,000
B.        Leased Facility Deposit                                  173,392               173,392
C.        Miscellaneous Prepaids                                                          87,986
D.
E.

TOTAL OTHER ASSETS - LINE 8                                        303,392               261,378

A.        Goodwill: Shepherd Products                            5,223,119             5,159,370
B.        Goodwill: DARCO                                          518,750               512,500
C.        Capitalized Lease (FOOTNOTE)                                                   481,876
D.
E.

TOTAL OTHER ASSETS NET OF                                        5,741,869             6,153,746
AMORTIZATION - LINE 14

A.        Intercompany Receivables (FOOTNOTE)                  100,961,429           124,349,916
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                                   100,961,429           124,349,916

POST PETITION LIABILITIES

A.        Accrued Liabilities (FOOTNOTE)                                               1,008,812
B.        Long Term Leases (FOOTNOTE)                                                  1,137,492
C.        Accrued Interest: Bank                                                           9,667
D.        Payroll                                                                      1,028,120
E.

TOTAL OTHER POST PETITION                                                              3,184,091
LIABILITIES - LINE 22

PRE PETITION LIABILITIES

A.        Interco.Payables (FOOTNOTE)                          114,705,150           116,488,081
B.        10 3/8% Senior Sub. Notes                            105,000,000           105,000,000
C.        Sr. Sub. Exchangeable Notes                           23,500,000            23,500,000
D.
E.

TOTAL OTHER PRE PETITION                                       243,205,150           244,988,081
LIABILITIES - LINE 27

CASE NAME:    KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 2

CASE NUMBER:  401-40789-BJH-11

INCOME STATEMENT


                                                 MONTH                                     QUARTER
REVENUES                                        MAY-01          MONTH         MONTH         TOTAL
--------                                        ------          -----         -----         -----

1.     Gross Revenues                           (48,004)                                    (48,004)
2.     Less: Returns & Discounts                (40,501)                                    (40,501)
3.     Net Revenue                              (88,505)                                    (88,505)

COST OF GOODS SOLD

4.     Material                                 608,994                                     608,994
5.     Direct Labor                             302,560                                     302,560
6.     Direct Overhead                          289,648                                     289,648
7.     Total Cost Of Goods Sold               1,201,202                                   1,201,202
8.     Gross Profit                          (1,289,707)                                 (1,289,707)

OPERATING EXPENSES

9.     Officer / Insider Compensation            19,019                                      19,019
10.    Selling & Marketing                        6,010                                       6,010
11.    General & Administrative               3,561,127                                   3,561,127
12.    Rent & Lease                             611,091                                     611,091
13.    Other (Attach List)                      836,415                                     836,415
14.    Total Operating Expenses               5,033,662                                   5,033,662
15.    Income Before Non-Operating
       Income & Expense                      (6,323,369)                                 (6,323,369)

OTHER INCOME & EXPENSES

16.    Non-Operating Income (Att List)
17.    Non-Operating Expense (Att List)
18.    Interest Expense
19.    Depreciation / Depletion                 161,264                                     161,264
20.    Amortization
21.    Other (Attach List)
22.    Net Other Income & Expenses             (161,264)                                   (161,264)

REORGANIZATION EXPENSES

23.    Professional Fees
24.    U.S. Trustee Fees
25.    Other (Attach List)
26.    Total Reorganization Expenses
27.    Income Tax
28.    Net Profit (Loss)                     (6,484,633)                                 (6,484,633)

This form    does  x  does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:    KEVCO DISTRIBUTION, LP                             SUPPLEMENT TO

CASE NUMBER:  401-40789-BJH-11                                 ACCRUAL BASIS - 2


INCOME STATEMENT

                                                     MONTH                                   QUARTER
OPERATING EXPENSES                                  MAY-01        MONTH         MONTH         TOTAL
------------------                                  ------        -----         -----         -----

A.     Payroll & Employee Benefits                 499,206                                   499,206
B.     Insurance                                   175,968                                   175,968
C.     Utilities & Telephone                        81,549                                    81,549
D.     Taxes                                        79,692                                    79,692
E.

  TOTAL OTHER OPERATING EXPENSES - LINE 13         836,415                                   836,415

OTHER INCOME & EXPENSES

A.
B.
C.
D.
E.

    TOTAL NON-OPERATING INCOME - LINE 16

A.
B.
C.
D.
E.

   TOTAL NON-OPERATING EXPENSE - LINE 17

A.
B.
C.
D.
E.

       TOTAL OTHER EXPENSE - LINE 21

REORGANIZATION EXPENSES

A.
B.
C.
D.
E.

TOTAL OTHER REORGANIZATION EXPENSES - LINE 25

CASE NAME:    KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 3

CASE NUMBER:  401-40789-BJH-11


CASH RECEIPTS AND                                       MONTH                                        QUARTER
DISBURSEMENTS                                          MAY-01         MONTH           MONTH           TOTAL
-----------------                                      ------         -----           -----          -------

1.    Cash - Beginning Of Month                        SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.    Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition
4.    Post Petition
5.    Total Operating Receipts

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)
7.    Sale of Assets
8.    Other (Attach List)
9.    Total Non-Operating Receipts
10.   Total Receipts
11.   Total Cash Available

OPERATING DISBURSEMENTS

12.   Net Payroll
13.   Payroll Taxes Paid
14.   Sales, Use & Other Taxes Paid
15.   Secured / Rental / Leases
16.   Utilities
17.   Insurance
18.   Inventory Purchases
19.   Vehicle Expenses
20.   Travel
21.   Entertainment
22.   Repairs & Maintenance
23.   Supplies
24.   Advertising
25.   Other (Attach List)
26.   Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.   Professional Fees
28.   U.S. Trustee Fees
29.   Other (Attach List)
30.   Total Reorganization Expenses
31.   Total Disbursements
32.   Net Cash Flow
33.   Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO DISTRIBUTION, LP             SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 MAY, 2001
CASE NUMBER:  401-40789-BJH-11                   CASH RECEIPTS AND DISBURSEMENTS

                                            DIST LP            MFG         MGMT       HOLDING    COMP     KEVCO INC      TOTAL
                                            -------            ---         ----       -------    ----     ---------      -----
 1    CASH-BEGINNING OF MONTH                       --       (66,617)   15,894,069     5,010     6,050       1,000    15,839,512

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                    --            --                                                          --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                  --            --                                                          --
 4    POST PETITION                          1,632,245     3,693,478                                                   5,325,723

 5    TOTAL OPERATING RECEIPTS               1,632,245     3,693,478            --        --        --          --     5,325,723

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                            --                                                          --
 7    SALE OF ASSETS                         4,482,109       484,077                                                   4,966,186
 8    OTHER                                     90,909            --       157,652        --        --     106,188       354,749
       INTERCOMPANY TRANSFERS                 (478,997)   (1,518,081)    2,103,266        --        --    (106,188)           --
            SALE EXPENSE REIMBURSEMENT
            LIFE INSURANCE CASH VALUE                                      107,606
            RENT                                32,000
            TAX REFUND                                                                                     106,188
            MISC.                               58,909                                              --
            INTEREST INCOME                                                 50,046

 9    TOTAL NON OPERATING RECEIPTS           4,094,021    (1,034,004)    2,260,918        --        --          --     5,320,935

10    TOTAL RECEIPTS                         5,726,266     2,659,474     2,260,918        --        --          --    10,646,658

11    CASH AVAILABLE                         5,726,266     2,592,857    18,154,987     5,010     6,050       1,000    26,486,170

   OPERATING DISBURSEMENTS
12    NET PAYROLL                              700,664       526,941       203,943                                     1,431,548
13    PAYROLL TAXES PAID                                          --       647,797                                       647,797
14    SALES, USE & OTHER TAXES PAID             11,522            --            --                                        11,522
15    SECURED/RENTAL/LEASES                    177,239        36,916        37,642                                       251,797
16    UTILITIES                                 67,692        10,668        66,785                                       145,145
17    INSURANCE                                 14,687            --       490,925                                       505,612
18    INVENTORY PURCHASES                       10,627     1,173,682            --                                     1,184,309
19    VEHICLE EXPENSE                           17,018        16,375            --                                        33,393
20    TRAVEL                                     9,370        25,190           864                                        35,424
21    ENTERTAINMENT                              4,182           524           107                                         4,813
22    REPAIRS & MAINTENANCE                     10,148        28,139            --                                        38,287
23    SUPPLIES                                   1,839        16,336        12,624                                        30,799
24    ADVERTISING                                   --            --            --                                            --
25    OTHER                                  4,701,250       742,608       235,456        --        --          --     5,679,314
          LOAN PAYMENTS                      4,482,109       484,077             -                                     4,966,186
            FREIGHT                             87,851       144,842                                                     232,693
            CONTRACT LABOR                       1,183           346        59,580                                        61,109
            401 K PAYMENTS                                        --        54,196                                        54,196
            PAYROLL TAX ADVANCE ADP                                                                                           --
            WAGE GARNISHMENTS                                                                                                 --
            MISC.                              130,107       113,343       121,680                                       365,130

26    TOTAL OPERATING DISBURSEMENTS          5,726,238     2,577,379     1,696,143        --        --          --     9,999,760

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                           --       196,900                                       196,900
28    US TRUSTEE FEES                                             --                                                          --
29    OTHER                                                                                                                   --
30    TOTAL REORGANIZATION EXPENSE                  --            --       196,900        --        --          --       196,900

31    TOTAL DISBURSEMENTS                    5,726,238     2,577,379     1,893,043        --        --          --    10,196,660

32    NET CASH FLOW                                 28        82,095       367,875        --        --          --       449,998

33    CASH- END OF MONTH                            28        15,478    16,261,944     5,010     6,050       1,000    16,289,510

CASE NAME:    KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 4

CASE NUMBER:  401-40789-BJH-11

                                                  SCHEDULED          MONTH
ACCOUNTS RECEIVABLE AGING                           AMOUNT          MAY-01        MONTH       MONTH
-------------------------                           ------          ------        -----       -----

1.    0 - 30                                                         3,059
2.    31 - 60                                                      261,278
3.    61 - 90                                                      132,312
4.    91 +                                                         124,591
5.    Total Accounts Receivable                   17,545,859       521,240
6.    (Amount Considered Uncollectible)
7.    Accounts Receivable (Net)                   17,545,859       521,240

AGING OF POST PETITION                                         MONTH:  MAY-01
 TAXES AND PAYABLES                                                  ----------

                                        0 - 30          31 - 60           61 - 90        91 +
TAXES PAYABLE                            DAYS             DAYS              DAYS         DAYS          TOTAL
-------------                           ------          -------           -------        ----          -----

1.    Federal
2.    State                              1,465                                                           1,465
3.    Local
4.    Other (See Below)
5.    Total Taxes Payable                1,465                                                           1,465
6.    Accounts Payable (FOOTNOTE)       50,836          779,992         2,035,448                    2,866,276

                                                            MONTH:   MAY-01
STATUS OF POST PETITION TAXES                                     -------------

                                       BEGINNING TAX     AMOUNT WITHHELD                          ENDING TAX
FEDERAL                                 LIABILITY *      AND/OR ACCRUED        (AMOUNT PAID)      LIABILITY
-------                                -------------     --------------        -------------      ---------

1.    Withholding **                                           156,921            (156,921)
2.    FICA - Employee **                                        72,858             (72,858)
3.    FICA - Employer **                                        72,858             (72,858)
4.    Unemployment                                                 116                (116)
5.    Income
6.    Other (Attach List)
7.    Total Federal Taxes                                      302,753            (302,753)

STATE AND LOCAL

8.    Withholding                                               35,567             (35,567)
9.    Sales (FOOTNOTE)                      6,095                                   (4,630)             1,465
10.   Excise
11.   Unemployment                                                 516                (516)
12.   Real Property (FOOTNOTE)            748,992                                 (330,782)           418,210
13.   Personal Property
14.   Other (Attach List)
15.   Total State And Local               755,087               36,083            (371,495)           419,675
16.   Total Taxes                         755,087              338,836            (674,248)           419,675


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO DISTRIBUTION, LP                            ACCRUAL BASIS - 5

CASE NUMBER: 401-40789-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:   MAY-01
                                                                   -------------

BANK RECONCILIATIONS                          Account # 1     Account # 2
--------------------                          -----------     -----------

A.    BANK:                                                                   Other Accounts    TOTAL
B.    ACCOUNT NUMBER:                                                         (Attach List)
C.    PURPOSE (TYPE):
1.    Balance Per Bank Statement
2.    Add: Total Deposits Not Credited
3.    Subtract: Outstanding Checks
4.    Other Reconciling Items
5.    Month End Balance Per Books
6.    Number of Last Check Written


INVESTMENT ACCOUNTS

                                          DATE OF         TYPE OF        PURCHASE
BANK, ACCOUNT NAME & NUMBER               PURCHASE       INSTRUMENT        PRICE        CURRENT VALUE
---------------------------               --------       ----------      --------       -------------

7.

8.

9.

10.   (Attach List)

11.   Total Investments

CASH

12.   Currency On Hand                                                                            28
13.   Total Cash - End of Month                                                                   28

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION, LP                          ACCRUAL BASIS - 6

CASE NUMBER:   401-40789-BJH-11                              MONTH:   MAY-01
                                                                   ------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                        TYPE OF             AMOUNT         TOTAL PAID
                NAME                    PAYMENT              PAID           TO DATE
                ----                    -------             ------         ----------

1.        Martin, Steve                 Payroll             19,019            66,153
2.        Martin, Steve                 Exp. Reimb.                              998
3.
4.
5.        (Attach List)
6.        Total Payments To Insiders                        19,019            67,151

                                  PROFESSIONALS

                                                  DATE OF
                                                COURT ORDER                                                          TOTAL
                                                AUTHORIZING          AMOUNT         AMOUNT        TOTAL PAID       INCURRED
                NAME                              PAYMENT           APPROVED         PAID          TO DATE        & UNPAID *
                ----                              -------           --------         ----          -------        ----------

1.
2.
3.
4.
5.        (Attach List)
6.        Total Payments To Professionals

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                                SCHEDULED         AMOUNTS          TOTAL
                                                                 MONTHLY            PAID           UNPAID
                                                                PAYMENTS           DURING           POST
                    NAME OF CREDITOR                              DUE              MONTH          PETITION
                    ----------------                            --------          -------         --------

1.        Bank of America (FOOTNOTE)                                             3,680,978       38,219,089
2.        Leases Payable (FOOTNOTE)                                                    Not Available
3.
4.
5.        (Attach List)
6.        TOTAL                                                                  3,680,978       38,219,089

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION, LP                          ACCRUAL BASIS - 7

CASE NUMBER:   401-40789-BJH-11
                                                             MONTH:   MAY-01
QUESTIONNAIRE                                                      ------------

                                                                                               YES        NO
                                                                                               ---        --

1.      Have any Assets been sold or transferred outside the normal course of business
        this reporting period?                                                                  X
2.      Have any funds been disbursed from any account other than a debtor in
        possession account?                                                                                X
3.      Are any Post Petition Receivables (accounts, notes, or loans) due from
        related parties?                                                                        X
4.      Have any payments been made on Pre Petition Liabilities this reporting period?          X
5.      Have any Post Petition Loans been received by the debtor from any party?                           X
6.      Are any Post Petition Payroll Taxes past due?                                                      X
7.      Are any Post Petition State or Federal Income Taxes past due?                                      X
8.      Are any Post Petition Real Estate Taxes past due?                                                  X
9.      Are any other Post Petition Taxes past due?                                                        X
10.     Are any amounts owed to Post Petition creditors delinquent?                                        X
11.     Have any Pre Petition Taxes been paid during the reporting period?                                 X
12.     Are any wage payments past due?                                                                    X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTES)

INSURANCE

                                                                                               YES        NO
                                                                                               ---        --
1.      Are Worker's Compensation, General Liability and other necessary insurance
        coverages in effect?                                                                    X
2.      Are all premium payments paid current?                                                  X
3.      Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

   TYPE OF POLICY               CARRIER                   PERIOD COVERED        PAYMENT AMOUNT & FREQUENCY
   --------------               -------                   --------------        --------------------------
Property                    Lexington, Allianz            5/29/00-9/1/01        Annual            $286,600
Group Health                Blue Cross/Blue Shield         Self Insured         Annual          $1,504,861
Auto                        Liberty Mutual                 9/1/00-9/1/01        Annual            $250,245
General Liability           Liberty Mutual                 9/1/00-9/1/01        Annual            $313,520
Umbrella                    National Union                 6/1/00-9/1/01        Annual            $103,349
Workers Compensation        Liberty Mutual                 9/1/00-9/1/01        Annual            $944,320
Marine Cargo                Firemans Fund                  9/1/00-9/1/01        Annual              $6,000

This form  x  does     does not have related footnotes on Footnotes Supplement.
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


CASE NAME:    KEVCO DISTRIBUTION, LP                        FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40789-BJH-11                                 ACCRUAL BASIS

                                                        MONTH:   MAY 31, 2001
                                                              ------------------


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NUMBER      LINE NUMBER      FOOTNOTE/EXPLANATION
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 1              1             Pursuant to the February 12, 2001 Order (1)
                              Authorizing Continued Use of Existing Forms and
                              Records; (2) Authorizing Maintenance of Existing
                              Corporate

 3              1             Bank Accounts and Cash Management System; and (3)
                              Extending Time to Comply with 11 U.S.C. Section
                              345 Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976.
                              The Bank of America lead account is administered by, and held in the name of, Kevco Management Co.
                              (co-debtor, Case No. 401-40788-BJH-11).
                              Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America
                              DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3. Debtor has as of the end of May closed all of its bank accounts.

 1             5              (A) Pursuant to an Asset Purchase Agreement
 1            12              approved by the Court on February 23, 2001 and
 1            24              effective as of the same date among Kevco, Inc.,
 6             1              Kevco Manufacturing, LP, Wingate Management Co.
 7             1              II, LP and Adorn, LLC, certain assets and
 7             4              liabilities of Design Components, a division of
                              Kevco Manufacturing, were transferred to Adorn, LLC. At the effective date of purchase, Buyer assumed certain executory contracts, approximately
                              $1.6 million of debtor's unsecured pre-petition liabilities. $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt. Kevco, Inc.'s report reflects the transaction detail (see
                              Footnote 1,32).
                              (B) Pursuant to an Asset Purchase Agreement approved by the Court on April 3, 2001 and effective as of the same date among Universal
                              Forest Products Eastern Division, Inc. and Kevco
                              Manufacturing, LP, Universal purchased the assets
                              (inventory, equipment, machinery and five of the seven facilities at which Sunbelt Wood Components
                              Division operates) of the Sunbelt division of Kevco Manufacturing, LP. Approximately $7 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.
                              (C) Debtor paid $15 million from available cash during April to Bank of America to reduce pre-petition secured debt.
                              (D) Pursuant to an Asset Purchase Agreement approved by the Court on April 25, 2001 and effective as of April 30, 2001, Alliance
                              Investment and Management Company, Inc. purchased most of the assets (inventory, equipment, machinery and two of seven facilities) of the South Region of Kevco Distribution, LP.
                              Approximately $4 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

 1            14C             The Debtor records on its books accruals for
 1            22B             certain liabilities based on historical estimates.
                              While known creditors were listed on the Debtor's
                              Schedules, the estimated amounts were not.
                              Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition
                              "Accrued Liabilities."
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PAGE 2

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 1             15A            Intercompany receivables/payables are from/to
 1             27A            co-debtors Kevco Management Co. (Case No.
 7              3             401-40788-BJH-11), Kevco Manufacturing, LP (Case
                              No. 401-40784-BJH-11), Kevco Holding, Inc. (Case
                              No. 401-40785-BJH-11), DCM Delaware, Inc. (Case
                              No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                              401-40786-BJH-11), Kevco Components, Inc. (Case
                              No. 401-40790-BJH-11), and Kevco, Inc. (Case No.
                              401-40783-BJH-11).

 1             22A            The Debtor records on its books accruals for
                              certain liabilities based on historical estimates.
                              While the known creditors were listed on the Debtor's Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities were reflected as post-petition "Accrued Liabilities."

 1             25             Pursuant to Order dated February 12, 2001 and
                              Supplemental Order dated March 14, 2001, debtors were authorized to pay pre-petition salaries and wages up to a maximum of $4,300 per employee.
                              Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

 1             32             The direct charges to equity are due to secured
                              debt reductions pursuant to sales of two of Kevco
                              Manufacturing, LP's operating divisions (Design
                              Components and Sunbelt Wood), the asset sale of the South Region of Kevco Distribution, as well as a direct cash payment of $15 million (see footnote
                              1,24). The secured debt owed to Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (see Footnote
                              1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

 2              1             The negative amount of $48,004 listed as gross
 2              2             revenues is due to the settlement of warranty
                              claims from the sale of the South Region of Kevco
                              Distribution and the negative amount of $40,500 listed as returns & discounts

 4              6             The amounts in the 61-90 day aging column of
                              Accounts Payable are inflated due to wire transfer payments that have not yet been applied to invoices.

 4              9             Sales tax owing is an accrual only and not yet
 4             12             due. Some of the property taxes payable may be
                              pre-petition. Once they are identified, the monthly operating report will be adjusted.

 6              2             The Debtor is the lessee on hundreds of real and
                              personal property leases, the vast majority of which have been or will soon be rejected. The
                              Debtor does not isolate monthly payments due or paid on account of such leases. Instead, all lease payments are reflected in the Debtor's accounts payable system. To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals. The Debtor simply does not have available to it the resources that would be required to provide the detail requested.
                              If any party-in-interest desires specific information about any specific lease, the Debtor will provide such information upon request.
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